UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 18, 2006

Bayview Financial Mortgage Pass-Through Trust 2006-A
(Issuing Entity)

Bayview Financial Securities Company, LLC
(Exact Name of Depositor as Specified in its Charter)

Bayview Financial, L.P.
(Exact Name of Sponsor as Specified in its Charter)

Bayview Financial Securities Company, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 341-5632

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the pooling and servicing agreement dated as of January 1, 2006 (the “Pooling and Servicing Agreement”), among Bayview Financial Securities Company, LLC, as depositor (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”), relating to Bayview Financial Mortgage Pass-Through Trust 2006-A Mortgage Pass-Through Certificates, Series 2006-A (the “Trust Fund”). The Pooling and Servicing Agreement was previously filed on Form 8-K on February 22, 2006.

On September 18, 2006, the Depositor, the Trustee and the Master Servicer entered into an amendment to the Pooling and Servicing Agreement (“Amendment No. 1” and, together with the Pooling and Servicing Agreement, the “Agreement”) to correct errors therein in (i) the interest rates applicable to certain Classes of Certificates (for purposes of the accrual of interest on the affected Certificates, such corrections are deemed to be effective as of August 28, 2006) and (ii) the allocation of amounts allocable to interest to certain Classes of Certificates upon optional termination of the Trust Fund, in each case to conform such descriptions to the Prospectus dated April 1, 2005, as supplemented by the Prospectus Supplement dated January 27, 2006 (collectively, the “Prospectus”).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached hereto as Exhibit 3.1.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

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Item 9.01. Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

3.1
Amendment No. 1 dated September 18, 2006, to Pooling and Servicing Agreement dated as of January 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By: /s/Jason Somerville
    Name: Jason Somerville
    Title: Vice President

Dated: September 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 dated September 18, 2006, to Pooling and Servicing Agreement dated as of January 1, 2006, among Bayview Financial Securities Company, LLC, as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.